EXHIBIT 99.3


FFMLT 2004-FF3

Assumptions:
               Pricing prepayment assumptions
               55% Severity
               12 month lag to recovery
               to Maturity
               Triggers failing day one

*** For all other assumptions please refer to the term sheet ***



    Forward Libor                             Forward Libor + 150 bps

                 1m          6m             1m          6m
             1     1.10000      1.33672       2.60000      2.83672
             2     1.15797      1.45174       2.65797      2.95174
             3     1.25017      1.58144       2.75017      3.08144
             4     1.36327      1.72090       2.86327      3.22090
             5     1.50848      1.87876       3.00848      3.37876
             6     1.63139      2.01921       3.13139      3.51921
             7     1.77542      2.17071       3.27542      3.67071
             8     1.93888      2.33654       3.43888      3.83654
             9     2.09949      2.48264       3.59949      3.98264
            10     2.24474      2.63272       3.74474      4.13272
            11     2.39497      2.79123       3.89497      4.29123
            12     2.54240      2.92838       4.04240      4.42838
            13     2.69785      3.06416       4.19785      4.56416
            14     2.84706      3.20187       4.34706      4.70187
            15     2.99536      3.31918       4.49536      4.81918
            16     3.13568      3.44726       4.63568      4.94726
            17     3.24998      3.55651       4.74998      5.05651
            18     3.36022      3.65502       4.86022      5.15502
            19     3.47048      3.75927       4.97048      5.25927
            20     3.57358      3.86201       5.07358      5.36201
            21     3.73223      3.95023       5.23223      5.45023
            22     3.77529      4.02761       5.27529      5.52761
            23     3.86815      4.10701       5.36815      5.60701
            24     3.97061      4.17660       5.47061      5.67660
            25     4.05596      4.24425       5.55596      5.74425
            26     4.11038      4.30427       5.61038      5.80427
            27     4.17105      4.36305       5.67105      5.86305
            28     4.23674      4.42304       5.73674      5.92304
            29     4.29872      4.47936       5.79872      5.97936
            30     4.35897      4.52949       5.85897      6.02949
            31     4.41430      4.58354       5.91430      6.08354
            32     4.46630      4.63131       5.96630      6.13131
            33     4.51856      4.68284       6.01856      6.18284
            34     4.56698      4.73979       6.06698      6.23979
            35     4.60974      4.79337       6.10974      6.29337
            36     4.65419      4.84936       6.15419      6.34936
            37     4.70834      4.90916       6.20834      6.40916
            38     4.77293      4.96307       6.27293      6.46307
            39     4.83624      5.01293       6.33624      6.51293
            40     4.89210      5.05987       6.39210      6.55987
            41     4.94390      5.10050       6.44390      6.60050
            42     4.99186      5.13524       6.49186      6.63524
            43     5.03383      5.16670       6.53383      6.66670
            44     5.07073      5.19489       6.57073      6.69489
            45     5.10379      5.22646       6.60379      6.72646
            46     5.13209      5.25458       6.63209      6.75458
            47     5.15401      5.28686       6.65401      6.78686
            48     5.17266      5.32160       6.67266      6.82160
            49     5.20120      5.35572       6.70120      6.85572
            50     5.24503      5.39131       6.74503      6.89131
            51     5.28169      5.42453       6.78169      6.92453
            52     5.31748      5.45332       6.81748      6.95332
            53     5.35201      5.47971       6.85201      6.97971
            54     5.38107      5.50400       6.88107      7.00400
            55     5.40890      5.52403       6.90890      7.02403
            56     5.43402      5.54353       6.93402      7.04353
            57     5.45555      5.56507       6.95555      7.06507
            58     5.47441      5.58504       6.97441      7.08504
            59     5.49126      5.60749       6.99126      7.10749
            60     5.50389      5.63087       7.00389      7.13087
            61     5.52421      5.65468       7.02421      7.15468
            62     5.55328      5.68053       7.05328      7.18053
            63     5.57797      5.70126       7.07797      7.20126
            64     5.60263      5.72119       7.10263      7.22119
            65     5.62540      5.73844       7.12540      7.23844
            66     5.64557      5.75526       7.14557      7.25526
            67     5.66630      5.76975       7.16630      7.26975
            68     5.68177      5.78289       7.18177      7.28289
            69     5.69689      5.79814       7.19689      7.29814
            70     5.70946      5.81302       7.20946      7.31302
            71     5.72187      5.83175       7.22187      7.33175
            72     5.73136      5.84615       7.23136      7.34615
            73     5.74599      5.86298       7.24599      7.36298
            74     5.76645      5.88086       7.26645      7.38086
            75     5.78453      5.89560       7.28453      7.39560
            76     5.80425      5.90907       7.30425      7.40907
            77     5.81722      5.92064       7.31722      7.42064
            78     5.83152      5.93042       7.33152      7.43042
            79     5.84528      5.94008       7.34528      7.44008
            80     5.85563      5.94917       7.35563      7.44917
            81     5.86512      5.95547       7.36512      7.45547
            82     5.87377      5.96287       7.37377      7.46287
            83     5.87885      5.97202       7.37885      7.47202
            84     5.88541      5.98030       7.38541      7.48030
            85     5.89302      5.98897       7.39302      7.48897
            86     5.89914      5.99843       7.39914      7.49843
            87     5.90868      6.00940       7.40868      7.50940
            88     5.91993      6.02225       7.41993      7.52225
            89     5.92813      6.03188       7.42813      7.53188
            90     5.93873      6.04326       7.43873      7.54326
            91     5.95016      6.05766       7.45016      7.55766
            92     5.96108      6.06946       7.46108      7.56946
            93     5.97487      6.08283       7.47487      7.58283
            94     5.98548      6.09716       7.48548      7.59716
            95     5.99772      6.11050       7.49772      7.61050
            96     6.01330      6.12521       7.51330      7.62521
            97     6.02591      6.13843       7.52591      7.63843
            98     6.04057      6.15141       7.54057      7.65141
            99     6.05564      6.16330       7.55564      7.66330
           100     6.06712      6.17438       7.56712      7.67438
           101     6.08011      6.18561       7.58011      7.68561
           102     6.09165      6.19331       7.59165      7.69331
           103     6.10167      6.20281       7.60167      7.70281
           104     6.11121      6.21008       7.61121      7.71008
           105     6.12062      6.21836       7.62062      7.71836
           106     6.12881      6.22615       7.62881      7.72615
           107     6.13426      6.23338       7.63426      7.73338
           108     6.14267      6.24421       7.64267      7.74421
           109     6.14784      6.25051       7.64784      7.75051
           110     6.15671      6.26130       7.65671      7.76130
           111     6.16518      6.27102       7.66518      7.77102
           112     6.17337      6.27971       7.67337      7.77971
           113     6.18438      6.29061       7.68438      7.79061
           114     6.19123      6.29860       7.69123      7.79860
           115     6.20309      6.31103       7.70309      7.81103
           116     6.21318      6.32175       7.71318      7.82175
           117     6.22261      6.33563       7.72261      7.83563
           118     6.23456      6.34672       7.73456      7.84672
           119     6.24399      6.35949       7.74399      7.85949
           120     6.25704      6.37395       7.75704      7.87395
           121     6.26937      6.38481       7.76937      7.88481
           122     6.28461      6.39692       7.78461      7.89692
           123     6.29428      6.40710       7.79428      7.90710
           124     6.30717      6.41766       7.80717      7.91766
           125     6.31895      6.42629       7.81895      7.92629
           126     6.32737      6.43439       7.82737      7.93439
           127     6.33763      6.44160       7.83763      7.94160
           128     6.34632      6.44820       7.84632      7.94820
           129     6.35352      6.45614       7.85352      7.95614
           130     6.36040      6.46255       7.86040      7.96255
           131     6.36719      6.47056       7.86719      7.97056
           132     6.37144      6.47842       7.87144      7.97842
           133     6.37855      6.48687       7.87855      7.98687
           134     6.38824      6.49717       7.88824      7.99717
           135     6.39482      6.50289       7.89482      8.00289
           136     6.40397      6.51194       7.90397      8.01194
           137     6.41212      6.52066       7.91212      8.02066
           138     6.41942      6.52640       7.91942      8.02640
           139     6.42913      6.53459       7.92913      8.03459
           140     6.43386      6.54316       7.93386      8.04316
           141     6.44280      6.55098       7.94280      8.05098
           142     6.45095      6.55930       7.95095      8.05930
           143     6.45571      6.56894       7.95571      8.06894
           144     6.46427      6.57893       7.96427      8.07893
           145     6.47540      6.58749       7.97540      8.08749
           146     6.48358      6.59518       7.98358      8.09518
           147     6.49419      6.60321       7.99419      8.10321
           148     6.50431      6.61120       8.00431      8.11120
           149     6.51089      6.61430       8.01089      8.11430
           150     6.51725      6.61663       8.01725      8.11663
           151     6.52315      6.61972       8.02315      8.11972
           152     6.52672      6.62234       8.02672      8.12234
           153     6.53156      6.62377       8.03156      8.12377
           154     6.53103      6.62431       8.03103      8.12431
           155     6.53106      6.62817       8.03106      8.12817
           156     6.53239      6.63299       8.03239      8.13299
           157     6.53517      6.63729       8.03517      8.13729
           158     6.53834      6.63907       8.03834      8.13907
           159     6.54315      6.64253       8.04315      8.14253
           160     6.54752      6.64613       8.04752      8.14613
           161     6.55076      6.64728       8.05076      8.14728
           162     6.55403      6.64662       8.05403      8.14662
           163     6.55423      6.64779       8.05423      8.14779
           164     6.55619      6.64834       8.05619      8.14834
           165     6.55821      6.64952       8.05821      8.14952
           166     6.55725      6.65131       8.05725      8.15131
           167     6.55573      6.65271       8.05573      8.15271
           168     6.55777      6.65676       8.05777      8.15676
           169     6.55756      6.65806       8.05756      8.15806
           170     6.56314      6.66027       8.06314      8.16027
           171     6.56816      6.66054       8.06816      8.16054
           172     6.56873      6.65873       8.06873      8.15873
           173     6.57086      6.65730       8.07086      8.15730
           174     6.57041      6.65163       8.07041      8.15163
           175     6.56795      6.64654       8.06795      8.14654
           176     6.56474      6.64000       8.06474      8.14000
           177     6.56068      6.63481       8.06068      8.13481
           178     6.55450      6.62949       8.05450      8.12949
           179     6.54551      6.62441       8.04551      8.12441
           180     6.53917      6.62404       8.03917      8.12404
           181     6.53175      6.61930       8.03175      8.11930
           182     6.53175      6.61934       8.03175      8.11934
           183     6.53032      6.61735       8.03032      8.11735
           184     6.52812      6.61404       8.02812      8.11404
           185     6.52803      6.61227       8.02803      8.11227
           186     6.52307      6.60839       8.02307      8.10839
           187     6.52327      6.60640       8.02327      8.10640
           188     6.52020      6.60220       8.02020      8.10220
           189     6.51647      6.59952       8.01647      8.09952
           190     6.51491      6.59631       8.01491      8.09631
           191     6.51187      6.59269       8.01187      8.09269
           192     6.50757      6.58885       8.00757      8.08885
           193     6.50489      6.58560       8.00489      8.08560
           194     6.50243      6.58306       8.00243      8.08306
           195     6.49691      6.57638       7.99691      8.07638
           196     6.49418      6.57306       7.99418      8.07306
           197     6.48995      6.56718       7.98995      8.06718
           198     6.48501      6.56212       7.98501      8.06212
           199     6.48205      6.55702       7.98205      8.05702
           200     6.47439      6.54970       7.97439      8.04970
           201     6.47134      6.54605       7.97134      8.04605
           202     6.46512      6.53968       7.96512      8.03968
           203     6.46103      6.53593       7.96103      8.03593
           204     6.45492      6.52867       7.95492      8.02867
           205     6.44929      6.52239       7.94929      8.02239
           206     6.44394      6.51684       7.94394      8.01684
           207     6.43725      6.50900       7.93725      8.00900
           208     6.43244      6.50258       7.93244      8.00258
           209     6.42353      6.49387       7.92353      7.99387
           210     6.41760      6.48638       7.91760      7.98638
           211     6.41172      6.47936       7.91172      7.97936
           212     6.40291      6.47162       7.90291      7.97162
           213     6.39686      6.46356       7.89686      7.96356
           214     6.38924      6.45479       7.88924      7.95479
           215     6.38010      6.44668       7.88010      7.94668
           216     6.37417      6.43963       7.87417      7.93963
           217     6.36681      6.43026       7.86681      7.93026
           218     6.35572      6.41968       7.85572      7.91968
           219     6.34878      6.41205       7.84878      7.91205
           220     6.34108      6.40401       7.84108      7.90401
           221     6.33096      6.39271       7.83096      7.89271
           222     6.32204      6.38226       7.82204      7.88226
           223     6.31333      6.37281       7.81333      7.87281
           224     6.30332      6.36282       7.80332      7.86282
           225     6.29499      6.35219       7.79499      7.85219
           226     6.28278      6.33958       7.78278      7.83958
           227     6.27285      6.33041       7.77285      7.83041
           228     6.26458      6.32102       7.76458      7.82102
           229     6.25435      6.30998       7.75435      7.80998
           230     6.24209      6.29693       7.74209      7.79693
           231     6.23216      6.28623       7.73216      7.78623
           232     6.22203      6.27529       7.72203      7.77529
           233     6.20955      6.26199       7.70955      7.76199
           234     6.19901      6.24963       7.69901      7.74963
           235     6.18579      6.23660       7.68579      7.73660
           236     6.17490      6.22446       7.67490      7.72446
           237     6.16375      6.21180       7.66375      7.71180
           238     6.15029      6.19727       7.65029      7.69727
           239     6.13777      6.18366       7.63777      7.68366
           240     6.12674      6.17148       7.62674      7.67148
           241     6.11160      6.15545       7.61160      7.65545
           242     6.09851      6.14294       7.59851      7.64294
           243     6.08416      6.12890       7.58416      7.62890
           244     6.06980      6.11454       7.56980      7.61454
           245     6.05730      6.10176       7.55730      7.60176
           246     6.04143      6.08617       7.54143      7.58617
           247     6.03059      6.07537       7.53059      7.57537
           248     6.01684      6.06164       7.51684      7.56164
           249     6.00349      6.04983       7.50349      7.54983
           250     5.99238      6.03814       7.49238      7.53814
           251     5.97923      6.02624       7.47923      7.52624
           252     5.96929      6.01698       7.46929      7.51698
           253     5.95724      6.00497       7.45724      7.50497
           254     5.94704      5.99453       7.44704      7.49453
           255     5.93355      5.98235       7.43355      7.48235
           256     5.92458      5.97345       7.42458      7.47345
           257     5.91419      5.96281       7.41419      7.46281
           258     5.90246      5.95212       7.40246      7.45212
           259     5.89357      5.94298       7.39357      7.44298
           260     5.88365      5.93313       7.38365      7.43313
           261     5.87366      5.92423       7.37366      7.42423
           262     5.86457      5.91520       7.36457      7.41520
           263     5.85604      5.90711       7.35604      7.40711
           264     5.84649      5.89867       7.34649      7.39867
           265     5.83875      5.89136       7.33875      7.39136
           266     5.83132      5.88476       7.33132      7.38476
           267     5.82192      5.87544       7.32192      7.37544
           268     5.81526      5.86926       7.31526      7.36926
           269     5.80766      5.86141       7.30766      7.36141
           270     5.79998      5.85455       7.29998      7.35455
           271     5.79419      5.84818       7.29419      7.34818
           272     5.78517      5.84034       7.28517      7.34034
           273     5.78033      5.83600       7.28033      7.33600
           274     5.77331      5.82983       7.27331      7.32983
           275     5.76839      5.82619       7.26839      7.32619
           276     5.76223      5.82016       7.26223      7.32016
           277     5.75688      5.81533       7.25688      7.31533
           278     5.75216      5.81154       7.25216      7.31154
           279     5.74677      5.80628       7.24677      7.30628
           280     5.74333      5.80262       7.24333      7.30262
           281     5.73702      5.79764       7.23702      7.29764
           282     5.73346      5.79421       7.23346      7.29421
           283     5.73041      5.79134       7.23041      7.29134
           284     5.72540      5.78769       7.22540      7.28769
           285     5.72298      5.78543       7.22298      7.28543
           286     5.71979      5.78241       7.21979      7.28241
           287     5.71606      5.78008       7.21606      7.28008
           288     5.71438      5.77901       7.21438      7.27901
           289     5.71197      5.77764       7.21197      7.27764
           290     5.70941      5.77524       7.20941      7.27524
           291     5.70758      5.77401       7.20758      7.27401
           292     5.70643      5.77393       7.20643      7.27393
           293     5.70506      5.77275       7.20506      7.27275
           294     5.70439      5.77092       7.20439      7.27092
           295     5.70221      5.77117       7.20221      7.27117
           296     5.70210      5.76996       7.20210      7.26996
           297     5.70268      5.76798       7.20268      7.26798
           298     5.70172      5.76367       7.20172      7.26367
           299     5.70100      5.75769       7.20100      7.25769
           300     5.70369      5.75189       7.20369      7.25189
           301     5.69703      5.74162       7.19703      7.24162
           302     5.68855      5.73332       7.18855      7.23332
           303     5.67879      5.72346       7.17879      7.22346
           304     5.66785      5.71360       7.16785      7.21360
           305     5.65958      5.70583       7.15958      7.20583
           306     5.65039      5.69622       7.15039      7.19622
           307     5.64120      5.68815       7.14120      7.18815
           308     5.63286      5.68000       7.13286      7.18000
           309     5.62511      5.67277       7.12511      7.17277
           310     5.61707      5.66526       7.11707      7.16526
           311     5.60837      5.65772       7.10837      7.15772
           312     5.60288      5.65313       7.10288      7.15313
           313     5.59449      5.64493       7.09449      7.14493
           314     5.58867      5.63968       7.08867      7.13968
           315     5.58205      5.63397       7.08205      7.13397
           316     5.57538      5.62752       7.07538      7.12752
           317     5.57052      5.62259       7.07052      7.12259
           318     5.56271      5.61530       7.06271      7.11530
           319     5.55878      5.61197       7.05878      7.11197
           320     5.55394      5.60702       7.05394      7.10702
           321     5.54783      5.60295       7.04783      7.10295
           322     5.54421      5.59884       7.04421      7.09884
           323     5.53881      5.59512       7.03881      7.09512
           324     5.53622      5.59355       7.03622      7.09355
           325     5.53207      5.58964       7.03207      7.08964
           326     5.52980      5.58728       7.02980      7.08728
           327     5.52452      5.58378       7.02452      7.08378
           328     5.52302      5.58254       7.02302      7.08254
           329     5.52076      5.58017       7.02076      7.08017
           330     5.51718      5.57804       7.01718      7.07804
           331     5.51603      5.57716       7.01603      7.07716
           332     5.51426      5.57565       7.01426      7.07565
           333     5.51237      5.57485       7.01237      7.07485
           334     5.51121      5.57436       7.01121      7.07436
           335     5.51072      5.57545       7.01072      7.07545
           336     5.50967      5.57467       7.00967      7.07467
           337     5.50933      5.57503       7.00933      7.07503
           338     5.50968      5.57655       7.00968      7.07655
           339     5.50948      5.57662       7.00948      7.07662
           340     5.51126      5.57828       7.01126      7.07828
           341     5.51037      5.57901       7.01037      7.07901
           342     5.51182      5.58026       7.01182      7.08026
           343     5.51403      5.58278       7.01403      7.08278
           344     5.51439      5.58527       7.01439      7.08527
           345     5.51711      5.58781       7.01711      7.08781
           346     5.51933      5.59032       7.01933      7.09032
           347     5.52044      5.59410       7.02044      7.09410
           348     5.52436      5.59833       7.02436      7.09833
           349     5.52790      5.60170       7.02790      7.10170
           350     5.52993      5.60549       7.02993      7.10549
           351     5.53382      5.61017       7.03382      7.11017
           352     5.53859      5.61632       7.03859      7.11632
           353     5.54195      5.61997       7.04195      7.11997
           354     5.54631      5.62408       7.04631      7.12408
           355     5.55144      5.63004       7.05144      7.13004
           356     5.55599      5.63571       7.05599      7.13571
           357     5.56273      5.64097       7.06273      7.14097
           358     5.56666      5.64487       7.06666      7.14487
           359     5.57167      5.65029       7.07167      7.15029
           360     5.57887      5.65564       7.07887      7.15564
           361     5.58395      5.65986       7.08395      7.15986


                                -------------------------------------------------------
                                      Forward Libor          Forward Libor + 150 bps
---------------------------------------------------------------------------------------
                      Severity:               55%                         55%
---------------------------------------------------------------------------------------
  Class M-3   CDR (%)                                7.673                        6.655
              Discount Margin                       169.09                       167.18
              WAL                                    12.47                        12.82
              Principal Window               Jul14 - Mar34                Oct14 - Mar34
              Principal Writedown            761.39 (0.00%)            3,798.21 (0.02%)
              Total Collat Loss     173,303,977.30 (10.84%)      153,837,198.69 (9.63%)
---------------------------------------------------------------------------------------
  Class M-4   CDR (%)                                6.513                        5.535
              Discount Margin                       240.62                       237.76
              WAL                                    13.08                        13.43
              Principal Window               Jan15 - Mar34                May15 - Mar34
              Principal Writedown         14,166.65 (0.07%)            5,827.79 (0.03%)
              Total Collat Loss      150,861,906.23 (9.44%)      131,182,587.84 (8.21%)
---------------------------------------------------------------------------------------
  Class B-1   CDR (%)                                5.509                        4.575
              Discount Margin                       270.51                       264.36
              WAL                                    13.70                        14.12
              Principal Window               Aug15 - Mar34                Dec15 - Mar34
              Principal Writedown          2,112.00 (0.01%)           67,926.29 (0.35%)
              Total Collat Loss      130,491,485.93 (8.16%)      110,832,369.29 (6.93%)
---------------------------------------------------------------------------------------

*** Collateral Loss through the life of the related bond

*** Assumes a price of Par

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

Decleration Run
Excess Spread

Prepayment assumptions as previously stated
No losses
Fwd libor curve as previously stated
For all other assumptions please refer to the term sheet
OC Stepping down

                                   Fwd Libor             Fwd Libor + 150
                                   ---------             ---------------

Period              Date           Excess Spread         Excess Spread

             0      27-May-04
             1      25-Jun-04             4.743%                   3.260%
             2      25-Jul-04             4.472%                   2.989%
             3      25-Aug-04             4.181%                   2.698%
             4      25-Sep-04             4.066%                   2.587%
             5      25-Oct-04             4.113%                   2.634%
             6      25-Nov-04             3.790%                   2.312%
             7      25-Dec-04             3.837%                   2.360%
             8      25-Jan-05             3.474%                   1.997%
             9      25-Feb-05             3.309%                   1.833%
            10      25-Mar-05             3.795%                   2.321%
            11      25-Apr-05             3.011%                   1.537%
            12      25-May-05             3.054%                   1.581%
            13      25-Jun-05             2.698%                   1.225%
            14      25-Jul-05             2.739%                   1.267%
            15      25-Aug-05             2.390%                   0.918%
            16      25-Sep-05             2.249%                   0.780%
            17      25-Oct-05             2.325%                   0.856%
            18      25-Nov-05             2.012%                   0.544%
            19      25-Dec-05             2.091%                   0.624%
            20      25-Jan-06             1.786%                   0.319%
            21      25-Feb-06             1.621%                   0.156%
            22      25-Mar-06             4.349%                   3.271%
            23      25-Apr-06             3.411%                   2.295%
            24      25-May-06             3.561%                   2.459%
            25      25-Jun-06             3.207%                   2.094%
            26      25-Jul-06             3.405%                   2.303%
            27      25-Aug-06             3.074%                   1.962%
            28      25-Sep-06             3.304%                   2.651%
            29      25-Oct-06             3.504%                   2.879%
            30      25-Nov-06             3.165%                   2.514%
            31      25-Dec-06             3.371%                   2.748%
            32      25-Jan-07             3.039%                   2.390%
            33      25-Feb-07             2.982%                   2.334%
            34      25-Mar-07             4.147%                   3.952%
            35      25-Apr-07             3.189%                   2.873%
            36      25-May-07             3.416%                   3.138%
            37      25-Jun-07             3.070%                   2.755%
            38      25-Jul-07             3.298%                   3.010%
            39      25-Aug-07             2.986%                   2.661%
            40      25-Sep-07             3.204%                   2.902%
            41      25-Oct-07             3.459%                   3.196%
            42      25-Nov-07             3.128%                   2.826%
            43      25-Dec-07             3.381%                   3.117%
            44      25-Jan-08             3.058%                   2.756%
            45      25-Feb-08             3.030%                   2.728%
            46      25-Mar-08             3.764%                   3.564%
            47      25-Apr-08             3.131%                   2.849%
            48      25-May-08             3.406%                   3.164%
            49      25-Jun-08             3.082%                   2.800%
            50      25-Jul-08             3.332%                   3.089%
            51      25-Aug-08             3.000%                   2.718%
            52      25-Sep-08             3.120%                   2.841%
            53      25-Oct-08             3.385%                   3.145%
            54      25-Nov-08             3.056%                   2.777%
            55      25-Dec-08             3.331%                   3.090%
            56      25-Jan-09             3.013%                   2.733%
            57      25-Feb-09             3.028%                   2.749%
            58      25-Mar-09             4.324%                   4.170%
            59      25-Apr-09             3.312%                   3.032%
            60      25-May-09             3.617%                   3.378%
            61      25-Jun-09             3.293%                   3.015%
            62      25-Jul-09             3.583%                   3.345%
            63      25-Aug-09             3.263%                   2.989%
            64      25-Sep-09             3.413%                   3.140%
            65      25-Oct-09             3.715%                   3.483%
            66      25-Nov-09             3.385%                   3.115%
            67      25-Dec-09             3.689%                   3.460%
            68      25-Jan-10             3.365%                   3.098%
            69      25-Feb-10             3.359%                   3.103%
            70      25-Mar-10             4.463%                   4.395%
            71      25-Apr-10             3.431%                   3.231%
            72      25-May-10             3.750%                   3.593%
            73      25-Jun-10             3.426%                   3.228%
            74      25-Jul-10             3.735%                   3.580%
            75      25-Aug-10             3.408%                   3.218%
            76      25-Sep-10             3.481%                   3.316%
            77      25-Oct-10             3.801%                   3.679%
            78      25-Nov-10             3.475%                   3.313%
            79      25-Dec-10             3.795%                   3.676%
            80      25-Jan-11             3.473%                   3.313%
            81      25-Feb-11             3.476%                   3.317%
            82      25-Mar-11             4.565%                   4.527%
            83      25-Apr-11             3.531%                   3.360%
            84      25-May-11             3.860%                   3.733%
            85      25-Jun-11             3.159%                   2.990%
            86      25-Jul-11             3.491%                   3.367%
            87      25-Aug-11             3.175%                   3.010%
            88      25-Sep-11             3.231%                   3.039%
            89      25-Oct-11             3.565%                   3.416%
            90      25-Nov-11             3.247%                   3.059%
            91      25-Dec-11             3.579%                   3.434%
            92      25-Jan-12             3.262%                   3.078%
            93      25-Feb-12             3.268%                   3.087%
            94      25-Mar-12             4.016%                   3.877%
            95      25-Apr-12             3.344%                   3.126%
            96      25-May-12             3.674%                   3.497%
            97      25-Jun-12             3.353%                   3.139%
            98      25-Jul-12             3.684%                   3.512%
            99      25-Aug-12             3.363%                   3.154%
           100      25-Sep-12             3.437%                   3.179%
           101      25-Oct-12             3.774%                   3.556%
           102      25-Nov-12             3.454%                   3.202%
           103      25-Dec-12             3.795%                   3.584%
           104      25-Jan-13             3.479%                   3.233%
           105      25-Feb-13             3.493%                   3.250%
           106      25-Mar-13             4.614%                   4.455%
           107      25-Apr-13             3.570%                   3.296%
           108      25-May-13             3.916%                   3.682%
           109      25-Jun-13             3.605%                   3.339%
           110      25-Jul-13             3.953%                   3.726%
           111      25-Aug-13             3.641%                   3.382%
           112      25-Sep-13             3.705%                   3.411%
           113      25-Oct-13             4.055%                   3.799%
           114      25-Nov-13             3.745%                   3.458%
           115      25-Dec-13             4.094%                   3.847%
           116      25-Jan-14             3.780%                   3.503%
           117      25-Feb-14             3.800%                   3.527%
           118      25-Mar-14             4.947%                   4.736%
           119      25-Apr-14             3.896%                   3.582%
           120      25-May-14             4.249%                   3.973%
           121      25-Jun-14             3.936%                   3.632%
           122      25-Jul-14             4.289%                   4.023%
           123      25-Aug-14             3.981%                   3.687%
           124      25-Sep-14             4.063%                   3.718%
           125      25-Oct-14             4.422%                   4.114%
           126      25-Nov-14             4.115%                   3.781%
           127      25-Dec-14             4.478%                   4.182%
           128      25-Jan-15             4.172%                   3.851%
           129      25-Feb-15             4.205%                   3.890%
           130      25-Mar-15             5.359%                   5.111%
           131      25-Apr-15             4.312%                   3.974%
           132      25-May-15             4.687%                   4.386%
           133      25-Jun-15             4.388%                   4.064%
           134      25-Jul-15             4.762%                   4.475%
           135      25-Aug-15             4.467%                   4.157%
           136      25-Sep-15             4.549%                   4.206%
           137      25-Oct-15             4.929%                   4.623%
           138      25-Nov-15             4.636%                   4.310%
           139      25-Dec-15             5.018%                   4.729%
           140      25-Jan-16             4.731%                   4.422%
           141      25-Feb-16             4.780%                   4.479%
           142      25-Mar-16             5.565%                   5.295%
           143      25-Apr-16             4.912%                   4.594%
           144      25-May-16             5.299%                   5.018%
           145      25-Jun-16             5.007%                   4.710%
           146      25-Jul-16             5.398%                   5.138%
           147      25-Aug-16             5.111%                   4.834%
           148      25-Sep-16             5.208%                   4.899%
           149      25-Oct-16             5.607%                   5.335%
           150      25-Nov-16             5.327%                   5.041%
           151      25-Dec-16             5.730%                   5.482%
           152      25-Jan-17             5.456%                   5.195%
           153      25-Feb-17             5.524%                   5.275%
           154      25-Mar-17             6.703%                   6.539%
           155      25-Apr-17             5.684%                   5.451%
           156      25-May-17             6.099%                   5.907%
           157      25-Jun-17             5.834%                   5.631%
           158      25-Jul-17             6.252%                   6.090%
           159      25-Aug-17             5.992%                   5.819%
           160      25-Sep-17             6.092%                   5.918%
           161      25-Oct-17             6.519%                   6.386%
           162      25-Nov-17             6.267%                   6.125%
           163      25-Dec-17             6.701%                   6.601%


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.